SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.(R)
                            TAX MANAGED EQUITY FUND

                Supplement to the Prospectus dated June 14, 2000


The following items reflect changes to the Class B shares of the Fund:

The Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed), applicable to Class B shares of the Fund, as set forth on page three of the Prospectus, has been changed to 5.00%.

                                    *********

References to the cost of investing in Class B shares of the Fund, as indicated in the section entitled "EXAMPLE" on page 4 of the Prospectus, should be replaced with the following:

If you redeemed your investment at the end of the periods indicated:


                                      1 Year     3 Years     5 Years    10 Years

    (Class B shares)*...............   $713       $958       $1,329      $2,265


If you did not redeem your shares:


                                      1 Year     3 Years     5 Years    10 Years

    (Class B shares)*...............   $213       $658       $1,129      $2,265


* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 10. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

                                    *********

Under the section entitled "SELECTING A SHARE CLASS" on page 10 of the Prospectus, the fourth paragraph under the section of the Class B column should be replaced in its entirety with the following:

     Automatic conversion to Class A shares approximately eight years after purchase.


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                                   *********

Under the section "CALCULATION OF SALES CHARGES" on page 10 of the Prospectus, the third paragraph should be replaced in its entirety with the following:

    Class B shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

CLASS B deferred charges:


    Years after purchase                         CDSC on shares being sold

    1st year                                     5.00%
    2nd year                                     4.00%
    3rd year or 4th year                         3.00%
    5th year                                     2.00%
    6th year                                     1.00%
    7th year and thereafter                      None

Dated:  December 6, 2000

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